                            HealthDesk Corporation
                         (a Development Stage Company)

Exhibit 99.1
                            INTERIM BALANCE SHEETS
                                  (unaudited)


                                                                                                       Pro-forma
                                                            January 31,           Financing           January 31,
                          ASSETS                               1998                Impact                1998
                                                               ----                ------                ----
    Current assets:
      Cash and cash equivalents.......................  $      1,085,925     $        800,000     $      1,885,925
      Prepaid expenses and other......................            89,087                 ----               89,087
                                                        ----------------     ----------------     ----------------
           Total current assets.......................         1,175,012              800,000            1,975,012
    Property and equipment, net.......................           449,527                 ----              449,527
    Other assets......................................            19,612                 ----               19,612
                                                        ----------------     ----------------     ----------------
           Total assets...............................  $      1,644,151     $        800,000     $      2,444,151
                                                        ================     ================     ================

LIABILITIES AND SHAREHOLDERS' EQUITY
    Current liabilities:
       Accounts payable...............................  $         87,331                 ----     $         87,331
       Accrued liabilities............................           318,100                 ----              318,100
                                                        ----------------     ----------------     ----------------
           Total liabilities..........................           405,431                 ----              405,431
                                                        ----------------     ----------------     ----------------
    Shareholders' equity:
       Common stock, no par value; authorized
         17,000,000 shares;  issued and outstanding and
         5,392,845 shares at January 31, 1998, and
         pro-forma 5,792,845, respectively............        11,457,505              800,000           12,257,505
       Warrants.......................................           195,687                 ----              195,687
       Deficit accumulated during the development
         stage........................................       (10,414,472)                ----          (10,414,472)
                                                        -----------------    ----------------     -----------------
    Total shareholders' equity .......................         1,238,720              800,000            2,038,720
                                                        ----------------     ----------------     ----------------
           Total liabilities and shareholders' equity   $      1,644,151     $        800,000     $      2,444,151
                                                        ================     ================     ================



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                            HealthDesk Corporation
                         (a Development Stage Company)


Exhibit 99.1

                                              STATEMENT OF OPERATIONS
                                                    (unaudited)

                                                    Month Ended
                                                 January 31, 1998
Revenue:
   Software development and licensing.......     $           ----
   Other....................................                  370
                                                 ----------------
       Total revenue........................                  370
                                                 ----------------

Costs and expenses:
   Product development......................              145,865
   Sales and marketing......................               96,291
   General and administrative...............               12,164
                                                 ----------------
       Total costs and expenses.............              254,320
     Loss from operations...................             (253,950)
   Interest income..........................                5,234
                                                 ----------------
     Loss before income taxes...............             (248,716)
Provision for income taxes..................                  (67)
                                                 -----------------
    Net loss................................     $       (248,783)
                                                 =================